UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                   ----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                 -----------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/04
                         ---------

ITEM 1. REPORTS TO STOCKHOLDERS

                                                              MARCH 31, 2004

[GRAPHIC OMITTED]

          ANNUAL REPORT AND SHAREHOLDER INFORMATION INTERNATIONAL

                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

[GRAPHIC OMITTED]
                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]
Not part of the annual report

Contents

Important Notice to
Shareholders ...................................   1

ANNUAL REPORT

Templeton Russia and
East European Fund, Inc. .......................   2

Performance Summary ............................   6

Financial Highlights and
Statement of Investments .......................   7

Financial Statements ...........................  10

Notes to Financial Statements ..................  13

Independent Auditors' Report ...................  19

Tax Designation ................................  20

Annual Meeting of
Shareholders ...................................  21

Dividend Reinvestment and
Cash Purchase Plan .............................  22

Board Members and Officers .....................  24

Proxy Voting Policies and Procedures ...........  30

--------------------------------------------------------------------------------

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

                                               Not part of the annual report | 1

Annual Report
Templeton Russia and East European Fund, Inc.

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/04

Diversified Telecommunication Services        19.5%
Commercial Banks                              17.2%
Metals & Mining                               16.4%
Oil & Gas                                     13.7%
Electric Utilities                            10.2%
Pharmaceuticals                                7.3%
Wireless Telecommunication Services            6.9%
Automobiles                                    3.8%
Airlines                                       2.1%
Internet Software & Services                   1.0%
Communications Equipment                       0.8%
Short-Term Investments & Other Net Assets      1.1%

Dear Shareholder:

We are pleased to bring you Templeton Russia and East European Fund's annual report for the fiscal year ended March 31, 2004.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund posted one-year cumulative total returns of +150.26% in market-price terms and +103.15% based on change in net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Russia Index posted a 132.12% cumulative total return and the MSCI Emerging Markets
(EM) Eastern European Index posted a 107.69% cumulative total return in U.S. dollars for the same period. 1 In line with our long-term investment strategy, we are also pleased with our long-term results. For example, for the five-year period ended March 31, 2004, the Fund delivered a cumulative total return of +368.73% in market price terms and +385.32% in net asset value terms, compared with the 511.80% and 231.21% cumulative total returns for the MSCI Russia Index and MSCI EM Eastern European Index over the same period. 1 Please note that the index performance numbers are purely for reference and that we do not index the Fund, but rather undertake investments on the basis of meticulous fundamental research. You can find the Fund's performance data in the Performance Summary beginning on page 6.

1. Source: Standard & Poor's Micropal. The MSCI Russia Index is market capitalization-weighted and measures total returns of equity securities in Russia. The MSCI EM Eastern European Index is a free float-adjusted market capitalization index and measures equity market performance in emerging market countries of Eastern Europe. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.

2 | Annual Report

ECONOMIC AND MARKET OVERVIEW

Eastern European markets recorded strong performances during the period as Central and Eastern European countries implemented structural reforms in efforts to align their economies with their western counterparts. Eastern European markets increasingly converged with those of Western Europe, which helped the overall European region develop and pushed Central and Eastern European economies to improve regional trade and economic relations. Russia was the region's top-performing stock market, as represented by the MSCI Russia Index, which rose 132.12% in U.S. dollar terms for the year ended March 31, 2004. 1

Russian President Vladimir Putin's allies won a historic victory in the December 2003 parliamentary elections, as the United Russia Party won more than one-third of the votes, making it the Duma's largest party. The Liberal Democratic Party won almost 12% of the votes, while a new left-nationalist bloc, Motherland, won about 9%. Political stability continued with the re-election of President Putin in March 2004 and parliament's strong endorsement of Putin's nomination for prime minister, Mikhail Fradkov. Fradkov pledged to accelerate reforms and prioritized boosting economic growth, reducing poverty and reforming the armed forces, in line with Putin's election campaign. Furthermore, despite the YUKOS-Sibneft merger that unwound in 2003, World Bank President Wolfensohn said he believed that President Putin was committed to pursuing economic reform.

Russia's 2003 gross domestic product (GDP) grew 7.3% compared with 2002, mainly driven by relatively high global oil and commodity prices, and GDP growth in the first two months of 2004 was an annualized 8.3%. 2 Signaling continued confidence, Russian Economic Development and Trade Minister German Gref raised the country's growth forecast to 6.4% for all of 2004.

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an action list from which we construct the portfolio. Our emphasis is on value and not indexing to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

2. Source: The World Bank.

[sidebar]
TOP 10 EQUITY HOLDINGS
3/31/04

-------------------------------------------------------------
  COMPANY                                         % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
-------------------------------------------------------------
  Sberbank RF                                          17.2%
   COMMERCIAL BANKS, RUSSIA
-------------------------------------------------------------
  Cherepovets Mk Severstal                              8.0%
   METALS & MINING, RUSSIA
-------------------------------------------------------------
  JSC Mining and Smelting Co.
  Norilsk Nickel                                        7.9%
   METALS & MINING, RUSSIA
-------------------------------------------------------------
  Vimpel Communications, ADR                            6.9%
   WIRELESS TELECOMMUNICATION SERVICES,
   RUSSIA
-------------------------------------------------------------
  Lukoil Holdings, ADR                                  6.8%
   OIL & GAS, RUSSIA
-------------------------------------------------------------
  VolgaTelecom, ord. & ADR                              6.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA
-------------------------------------------------------------
  Unified Energy Systems                                5.1%
   ELECTRIC UTILITIES, RUSSIA
-------------------------------------------------------------
  Pliva DD, GDR, Reg S                                  4.2%
   PHARMACEUTICALS, CROATIA
-------------------------------------------------------------
  Mosenergo, ADR & GDR                                  3.7%
   ELECTRIC UTILITIES, RUSSIA
-------------------------------------------------------------
  Surgutneftegaz                                        3.3%
   OIL & GAS, RUSSIA
-------------------------------------------------------------

                                                               Annual Report | 3

MANAGER'S DISCUSSION

During the Fund's fiscal year, we reduced our Russian exposure as that market's strong performance resulted in some overvalued stocks, in our opinion. Key sales included oil and gas company YUKOS, and shares of Surgutneftegaz and Tatneft, which resulted in less exposure to the oil and gas sector at period-end compared with the beginning. We initiated positions in Aeroflot, Russia's national airline; AvtoVAZ, the country's largest automobile manufacturer; and RBC Information Systems, one of the country's leading providers of online financial news. Elsewhere in the region, we initiated exposure to Poland through an investment in Telekomunikacja Polska, a dominant integrated telecommunications services provider. In Hungary, we added MOL Magyar Olaj-Es Gazipari to the Fund's portfolio, and increased our position in pharmaceutical company Egis.

In terms of performance, the Fund benefited from its overweighted positions in Sberbank, Vimpel Communications, and Severstal Auto JSC (sold by period-end). In line with our investment strategy we decided not to hold Hungary's Matav and Poland's Bank Pekao due to their expensive valuations, a decision that helped the Fund's performance relative to the MSCI EM Eastern European Index. However, the Fund's position in Southern Telecommunications (Yuzhnaya Telecommunications) worked against its overall results, as did underweighted positions in Surgutneftegaz and Lukoil, relative to the MSCI EM Eastern European Index. The underweighting resulted from the Fund's investment restrictions. It cannot invest more than 25% of total net assets in any one sector, while the MSCI EM Eastern European Index has a combined overall weighting of more than 30% in Surgutneftegaz and Lukoil.

By industry, the Fund's holdings in the banks, metals and mining, and diversified telecommunication services sectors provided the greatest performance contribution relative to the MSCI EM Eastern European Index during the reporting period. Conversely, the pharmaceuticals sector underperformed the overall index, hindering the Fund's performance. Geographically, the Fund's underweighted position in Poland and Hungary benefited relative performance. Although we reduced the Fund's cash position during the period, it still hampered performance relative to the index.

4 |  Annual Report

Thank you for investing in Templeton Russia and East European Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

[PHOTO OMITTED]
/S/Mark Mobius

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Russia and East European Fund, Inc.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 5

Performance Summary as of 3/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION
------------------------------------------------------------------------------------------------
                                                           CHANGE         3/31/04       3/31/03
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     +$17.78          $39.89        $22.11
------------------------------------------------------------------------------------------------
Market Price (NYSE)                                       +$25.11          $45.65        $20.54
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/03-3/31/04)
------------------------------------------------------------------------------------------------
Dividend Income                               $0.2183
------------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0269
------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $3.9882
------------------------------------------------------------------------------------------------
                           TOTAL              $4.2334
------------------------------------------------------------------------------------------------

PERFORMANCE 1
------------------------------------------------------------------------------------------------
                                                                                 COMMENCEMENT OF
                                                    1-YEAR         5-YEAR   OPERATIONS (6/15/95)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2
------------------------------------------------------------------------------------------------
  Based on change in NAV                          +103.15%       +385.32%         +314.01%
------------------------------------------------------------------------------------------------
  Based on change in market price                 +150.26%       +368.73%         +385.94% 3
------------------------------------------------------------------------------------------------
Average Annual Total Return 2
------------------------------------------------------------------------------------------------
  Based on change in NAV                          +103.15%        +37.14%          +17.53%
------------------------------------------------------------------------------------------------
  Based on change in market price                 +150.26%        +36.19%          +20.32% 3
------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF
WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

1. From 10/1/95 through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

3. Since 9/13/95, commencement of trading on New York Stock Exchange.

6 | Past performance does not guarantee future results. | Annual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                     ---------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                          2004         2003         2002         2001          2000
                                                     ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................     $22.11       $21.60       $13.40       $20.48         $9.60
                                                     ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................        .15         (.07)         .05         (.03)          .15
 Net realized and unrealized gains (losses) .......      21.86          .68         8.23        (7.05)        11.11
                                                     ---------------------------------------------------------------
Total from investment operations ..................      22.01          .61         8.28        (7.08)        11.26
                                                     ---------------------------------------------------------------
Capital share repurchases .........................         --           --          .01          .02            --
                                                     ---------------------------------------------------------------
Less distributions from:
 Net investment income ............................       (.22)          --         (.09)        (.02)         (.38)
 Net realized gains ...............................      (4.01)        (.10)          --           --            --
                                                     ---------------------------------------------------------------
Total distributions ...............................      (4.23)        (.10)        (.09)        (.02)         (.38)
                                                     ---------------------------------------------------------------
Net asset value, end of year ......................     $39.89       $22.11       $21.60       $13.40        $20.48
                                                     ===============================================================
Market value, end of year b .......................     $45.65       $20.54       $27.10       $11.08        $18.75
                                                     ===============================================================

Total return (based on market value
 per share) c .....................................    150.26%     (23.87)%      145.77%     (40.83)%        68.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $214,166     $118,724     $115,943      $72,103      $110,974
Ratios to average net assets:
 Expenses .........................................      1.84%        2.02%        2.07%        2.05%         2.16%
 Net investment income (loss) .....................       .47%       (.33)%         .30%       (.17)%         1.16%
Portfolio turnover rate ...........................     18.76%        7.85%       70.05%       63.77%        60.18%

a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.

                          Annual Report | See notes to financial statements. | 7

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2004

--------------------------------------------------------------------------------------------------------------------------
                                                                   COUNTRY               SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 98.9%
      AIRLINES 2.1%
   a  Aeroflot .................................................    Russia             4,824,190             $  4,406,898
                                                                                                             -------------
      AUTOMOBILES 3.8%
      AvtoVAZ ..................................................    Russia               187,750                5,613,725
   a  GAZ Auto Plant ...........................................    Russia                64,140                2,501,460
                                                                                                             -------------
                                                                                                                8,115,185
                                                                                                             -------------
      COMMERCIAL BANKS 17.2%
      Sberbank RF ..............................................    Russia                82,401               36,750,846
                                                                                                             -------------
      COMMUNICATIONS EQUIPMENT .8%
      Golden Telecom Inc. ......................................    Russia                51,930                1,767,178
                                                                                                             -------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 19.5%
      Rostelecom, ADR ..........................................    Russia               256,460                3,821,254
      Sibirtelecom .............................................    Russia           127,856,180                6,501,487
      Telekomunikacja Polska SA ................................    Poland             1,646,000                6,667,762
      Uralsvyazinform ..........................................    Russia            99,690,000                4,087,290
      VolgaTelecom .............................................    Russia             3,685,789               11,665,522
      VolgaTelecom, ADR ........................................    Russia               407,000                2,650,860
      Yuzhnaya Telecommunications Co. ..........................    Russia            63,812,635                6,445,076
                                                                                                             -------------
                                                                                                               41,839,251
                                                                                                             -------------
      ELECTRIC UTILITIES 10.2%
   a  Konakovskaya Gres ........................................    Russia             5,278,000                2,823,730
      Mosenergo, ADR ...........................................    Russia               165,240                1,346,706
      Mosenergo, GDR ...........................................    Russia               811,075                6,668,124
      Unified Energy Systems ...................................    Russia            34,835,429               11,007,996
                                                                                                             -------------
                                                                                                               21,846,556
                                                                                                             -------------
      INTERNET SOFTWARE & SERVICES 1.0%
   a  RBC Information Systems ..................................    Russia               936,000                2,152,800
                                                                                                             -------------
      METALS & MINING 16.4%
   a  Chelyabinsk Pipe Works ...................................    Russia             3,180,000                1,085,970
      Cherepovets Mk Severstal .................................    Russia                88,000               17,182,000
      JSC Mining and Smelting Co. Norilsk Nickel ...............    Russia               223,429               16,846,546
                                                                                                             -------------
                                                                                                               35,114,516
                                                                                                             -------------
      OIL & GAS 13.7%
      Lukoil Holdings, ADR .....................................    Russia               116,625               14,484,825
      MOL Magyar Olaj-Es Gazipari RT ...........................    Hungary              176,200                6,205,407
      Surgutneftegaz ...........................................    Russia             9,197,000                6,998,917
      Tatneft ..................................................    Russia             1,207,300                1,655,208
                                                                                                             -------------
                                                                                                               29,344,357
                                                                                                             -------------
      PHARMACEUTICALS 7.3%
      Egis RT ..................................................    Hungary              144,317                6,629,416
      Pliva D D, GDR, Reg S ....................................    Croatia              554,800                9,004,404
                                                                                                             -------------
                                                                                                               15,633,820
                                                                                                             -------------

8 |  Annual Report

Templeton Russia and East European Fund, Inc.

--------------------------------------------------------------------------------------------------------------------------
                                                                   COUNTRY               SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      WIRELESS TELECOMMUNICATION SERVICES 6.9%
   a  Vimpel Communications, ADR ...............................    Russia               142,740             $ 14,843,533
                                                                                                             -------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $77,784,425)                                                                                    211,814,940
                                                                                                             -------------
      SHORT TERM INVESTMENTS (COST $39,679)
   b  Franklin Institutional Fiduciary Trust Money
      Market Portfolio ......................................... United States            39,679                   39,679
                                                                                                             -------------
      TOTAL INVESTMENTS (COST $77,824,104) 98.9% ...............                                              211,854,619
      OTHER ASSETS, LESS LIABILITIES 1.1% ......................                                                2,311,312
                                                                                                             -------------
      NET ASSETS 100.0% ........................................                                             $214,165,931
                                                                                                             =============

a Non-income producing.
b See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                          Annual Report | See notes to financial statements. | 9

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004


Assets:
 Investments in securities:
  Cost ...................................................................   $ 77,824,104
                                                                             =============
  Value ..................................................................    211,854,619
 Receivables:
  Investment securities sold .............................................      1,310,220
  Dividends and interest .................................................      2,391,569
                                                                             -------------
      Total assets .......................................................    215,556,408
                                                                             -------------
Liabilities:
 Payables:
  Investment securities purchased ........................................        806,136
  Affiliates .............................................................        251,864
 Other Liabilities .......................................................        332,477
                                                                             -------------
      Total liabilities ..................................................      1,390,477
                                                                             -------------
        Net assets, at value .............................................   $214,165,931
                                                                             =============
Net assets consist of:
 Net unrealized appreciation (depreciation) ..............................   $134,030,601
 Accumulated net realized gain (loss) ....................................      4,250,247
 Capital shares ..........................................................     75,885,083
                                                                             -------------
Net assets, at value .....................................................   $214,165,931
                                                                             =============
Shares outstanding .......................................................      5,369,355
                                                                             =============
Net asset value per share ................................................         $39.89
                                                                             =============

10 | See notes to financial statements. | Annual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended March 31, 2004

Investment Income:
 (net of foreign taxes of $516,896)
 Dividends .....................................................................  $  3,628,649
 Interest ......................................................................       216,886
                                                                                  -------------
      Total investment income ..................................................     3,845,535
                                                                                  -------------
Expenses:
 Management fees (Note 4) ......................................................     2,030,268
 Administrative fees (Note 4) ..................................................       415,771
 Transfer agent fees ...........................................................        34,697
 Custodian fees ................................................................       423,514
 Reports to shareholders .......................................................        37,604
 Registration and filing fees ..................................................        17,964
 Professional fees .............................................................        62,512
 Directors' fees and expenses ..................................................        26,117
 Other .........................................................................         9,625
                                                                                  -------------
      Total expenses ...........................................................     3,058,072
                                                                                  -------------
      Expenses paid indirectly (Note 5) ........................................        (1,847)
                                                                                  -------------
              Net expenses .....................................................     3,056,225
                                                                                  -------------
        Net investment income ..................................................       789,310
                                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................    24,473,579
  Foreign currency transactions ................................................       (28,213)
                                                                                  -------------
        Net realized gain (loss) ...............................................    24,445,366
                                                                                  -------------
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    92,937,615
  Foreign currency transactions ................................................            86
                                                                                  -------------
        Net unrealized appreciation (depreciation) .............................    92,937,701
                                                                                  -------------
Net realized and unrealized gain (loss) ........................................   117,383,067
                                                                                  -------------
Net increase (decrease) in net assets resulting from operations ................  $118,172,377
                                                                                  =============

                         Annual Report | See notes to financial statements. | 11

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2004 and 2003

                                                                                        -----------------------------------
                                                                                             2004                2003
                                                                                        -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................................   $    789,310          $   (367,403)
  Net realized gain (loss) from investments and foreign
   currency transactions ............................................................     24,445,366             2,444,918
  Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions ....................................................     92,937,701             1,211,324
                                                                                        -----------------------------------
      Net increase (decrease) in net assets resulting from operations ...............    118,172,377             3,288,839

 Distributions to shareholders from:
  Net investment income .............................................................     (1,172,130)                   --
  Net realized gains ................................................................    (21,558,497)             (519,698)
                                                                                        -----------------------------------
 Total distributions to shareholders ................................................    (22,730,627)             (519,698)
 Capital share transactions (Note 3) ................................................             --                12,295
                                                                                        -----------------------------------
      Net increase (decrease) in net assets .........................................     95,441,750             2,781,436
Net assets:
 Beginning of year ..................................................................    118,724,181           115,942,745
                                                                                        -----------------------------------
 End of year ........................................................................   $214,165,931          $118,724,181
                                                                                        ===================================
Undistributed net investment income (loss) included in net assets:
 End of year ........................................................................   $         --          $    (26,370)
                                                                                        ===================================

12 | See notes to financial statements. | Annual Report

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments that are tied economically to Russia or East European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier , or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Directors. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

                                                              Annual Report | 13

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian and East European Companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from the systems of share registration and custody used in Russian and East European countries.

14 |  Annual Report

Templeton Russia and East European Fund, Inc.

3. CAPITAL STOCK

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At March 31, 2004, there were 100 million shares authorized ($.01par value). Through March 31, 2004, the Fund had repurchased a total of 50,000 shares.

During the year ended March 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2003, 569 shares were issued for $12,295 from reinvested distributions.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of the following entities:

------------------------------------------------------------------------------
  ENTITY                                               AFFILIATION
------------------------------------------------------------------------------
  Templeton Asset Management Limited (TAML)            Investment manager
  Franklin Templeton Services, LLC (FT Services)       Administrative manager

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................................  $ 78,075,186
                                                              ------------
Unrealized appreciation ....................................  $133,779,433
Unrealized depreciation ....................................            --
                                                              ------------
Net unrealized appreciation (depreciation) .................  $133,779,433
                                                              ============
Distributable earnings--
undistributed long term capital gains ......................  $  4,505,153
                                                              ============

                                                              Annual Report | 15

Templeton Russia and East European Fund, Inc.

6. INCOME TAXES (CONTINUED)

At March 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $3,824. For tax purposes, such losses will be reflected in the year ending March 31, 2005.

The tax character of distributions paid during the years ended March 31, 2004 and 2003, was as follows:

                                          ------------------------------
                                              2004           2003
                                          ------------------------------
Distributions paid from--
 Ordinary income ......................   $   906,370          $519,698
 Long term capital gain ...............    21,824,257                --
                                          ------------------------------
                                          $22,730,627          $519,698
                                          ==============================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and bond discounts and premiums.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2004 aggregated $28,443,017 and $47,599,012, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the "Sweep Money Fund"), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $108,224 of dividend income from investment in the Sweep Money Fund for the year ended March 31, 2004.

16 |  Annual Report

Templeton Russia and East European Fund, Inc.

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against an affiliate of the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

                                                              Annual Report | 17

Templeton Russia and East European Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

18 |  Annual Report

Templeton Russia and East European Fund, Inc.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the "Fund") at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 11, 2004

                                                              Annual Report | 19

Templeton Russia and East European Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates $24,378,944 as a capital gain dividend for the fiscal year ended March 31, 2004.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $3,962,771 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

20 |  Annual Report

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 28, 2003

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on August 28, 2003 for the purpose of electing six Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harmon E. Burns, Frank J. Crothers, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Frank A. Olson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal:  The election of six (6) Directors:

---------------------------------------------------------------------------------------------------------
                                                   % OF        % OF                      % OF       % OF
                                                OUTSTANDING    VOTED                  OUTSTANDING   VOTED
  TERM EXPIRING 2004:                 FOR         SHARES      SHARES        WITHHELD    SHARES     SHARES
---------------------------------------------------------------------------------------------------------
  Frank A. Olson ............    3,937,469.2705    73.33%     99.04%      38,198.2257    0.71%      0.96%
---------------------------------------------------------------------------------------------------------
  TERMS EXPIRING 2006:
---------------------------------------------------------------------------------------------------------
  Harmon E. Burns ...........    3,937,806.2705    73.34%     99.05%      37,861.2257    0.71%      0.95%
  Frank J. Crothers .........    3,938,495.2705    73.35%     99.07%      37,172.2257    0.69%      0.93%
  Betty P. Krahmer ..........    3,939,496.2705    73.37%     99.09%      36,171.2257    0.67%      0.91%
  Gordon S. Macklin .........    3,937,888.2705    73.34%     99.05%      37,779.2257    0.70%      0.95%
  Fred R. Millsaps ..........    3,936,930.2705    73.32%     99.03%      38,737.2257    0.72%      0.97%

*Harris J. Ashton, Nicholas F. Brady, Martin L. Flanagan, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

                                                              Annual Report | 21

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

Effective April 23, 2004, the Plan's Agent's fees for sale of shares through the Plan will be $15.00 per transaction plus a $.012 per share trading fee. All other terms and conditions of the Plan remain in effect and have not been modified or amended.

22 |  Annual Report

Templeton Russia and East European Fund, Inc.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION
Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                              Annual Report | 23

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)            Director       Since 1994       142                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                      company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (59)           Director       Since 1998       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)         Director       Since 1994       143                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)            Director       Since 1996       97                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                      (exploration and refining of oil and
 Suite 2100                                                                                  gas); Beverly Enterprises, Inc. (health
 Fort Lauderdale, FL 33394-3091                                                              care); H.J. Heinz Company (processed
                                                                                             foods and allied products); RTI
                                                                                             International Metals, Inc. (manufacture
                                                                                             and distribution of titanium); and
                                                                                             Canadian National Railway (railroad).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
 the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

24 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)           Director       Since 1994       142                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                      Group, Ltd. (holding company); Martek
 Suite 2100                                                                                  Biosciences Corporation; MedImmune,
 Fort Lauderdale, FL 33394-3091                                                              Inc. (biotechnology); Overstock.com
                                                                                             (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently know as MCI
                                                                                             WorldCom, Inc.) (communication
                                                                                             services) (1988-2002); and Spacehab,
                                                                                             Inc. (aerospace services).

 -----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)            Director       Since 1994       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
 Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (71)              Director       Since 2003       21                         Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                      (medical technology); White Mountains
 Suite 2100                                                                                  Insurance Group Ltd. (holding
 Fort Lauderdale, FL 33394-3091                                                              company); and Amerada Hess Corporation
                                                                                             (exploration and refining of oil and
                                                                                             gas).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY,
 Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS     Director       Since 1997       21                         None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 25

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (73)         Director       Since 1994       21                         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                      (exploration and refining of oil and
 Suite 2100                                                                                  gas); and C2, Inc. (operating and
 Fort Lauderdale, FL 33394-3091                                                              investment business); and FORMERLY,
                                                                                             Director, H.J. Heinz Company (processed
                                                                                             foods and allied products)
                                                                                             (1987-1988; 1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (59)           Director and   Director since   38                         None
 One Franklin Parkway             Vice President 1994 and Vice
 San Mateo, CA 94403-1906                        President since
                                                 1996

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
 Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **MARTIN L. FLANAGAN (43)        Director and   Since 1994       5                          None
 One Franklin Parkway             Vice President
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)        Director,      Director and     142                        None
 One Franklin Parkway             Chairman of    Vice President
 San Mateo, CA 94403-1906         the Board and  since 1994 and
                                  Vice President Chairman of the
                                                 Board since 1995

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

26 |  Annual Report

OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)          Vice President Since 2001       Not Applicable             None
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)            Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.           President and
 Suite 2100                       Chief
 Fort Lauderdale, FL 33394-3091   Executive
                                  Officer-
                                  Finance and
                                  Administration

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)               Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
 Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)            Vice President Vice President   Not Applicable             None
 One Franklin Parkway             and Secretary  since 2000
 San Mateo, CA 94403-1906                        and Secretary
                                                 since 1996

------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (63)      Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (63)                 Vice President Since 1994       Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
 Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)            Treasurer and  Since March 2004 Not Applicable             None
 One Franklin Parkway             Chief Financial
 San Mateo, CA 94403-1906         Officer

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees,
 Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments
 (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)           Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                 - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center               Compliance                                                 Foundation.
 New York, NY 10020-2302

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (67)                 President and  President        Not Applicable             None
 17th Floor,                      Chief          since 1994
 The Chater House                 Executive      and Chief
 8 Connaught Road                 Officer -      Executive Officer
 Central Hong Kong                Investment     - Investment
                                  Management     Management
                                                 since 2002

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
 President and Director, Templeton Global Advisors Limited;  and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
 Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------

28 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)           Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
 and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers and may also share a common underwriter.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources Inc. (Resources), which is the parent company of the Fund's adviser. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Martin L. Flanagan is considered an interested person of the Fund under the federal securities laws due to his position as officer of Resources. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

                                                              Annual Report | 29

Templeton Russia and East European Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

30 |  Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04  Not part of the annual report

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)      100 Fountain Parkway
      INVESTMENTS             P.O. Box 33030
                              St. Petersburg, FL 33733-8030

ANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF A2004 05/04






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,299 for the fiscal year ended March 31, 2004 and $75,119 for the fiscal year ended March 31, 2003.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $47,910 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included attestation services.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2004 and $13,847 for the fiscal year ended March 31, 2003. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $136 for the fiscal year ended March 31, 2004 and $91 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,864 for the fiscal year ended March 31, 2004 and $4,940 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

          (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $147,910 for the fiscal year ended March 31, 2004 and $18,878 for the fiscal year ended March 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics for Principal Executive and Senior Financial Officers.

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/JIMMY D. GAMBILL
  -------------------------
Jimmy D.Gambill
Chief Executive Officer - Finance and Administration
Date   May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
  -------------------------
Jimmy D.Gambill
Chief Executive Officer - Finance and Administration
Date  May 11, 2004


By /s/DIOMEDES LOO-TAM
  -------------------------
Diomedes Loo-Tam
Chief Financial Officer
Date   May 11, 2004